AGREEMENT AND PLAN OF REORGANIZATION


          THIS AGREEMENT (the "Plan") effective as of the_______ day of July, 1998, between Intercontinental Strategic Minerals, Inc., a Nevada corporation ("ISM"); Computer Automation Systems, Inc., a Texas corporation ("CASI"); and all of the stockholders of CASI (the "CASI Stockholders");

                          WITNESSETH:

          ISM wishes to acquire and the CASI Stockholders wish to exchan" all of the outstanding common stock of CASI for common stock of ISM in a transaction qualifying as a tax-free exchange pursuant to Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended; and

          NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, IT IS AGREED:

                           Section I

                       Exchange of Stock

          1.1 Number of Shares. The CASI Stockholders agree to transfer to ISM at the closing (the "Closing") 100% of the outstanding securities of CASI, which are listed in Exhibit A hereof attached hereto and incorporated herein by reference (the "CASI Shares"), in exchange for 6,400,000 shares of the one mill ($0.001) par value "unregistered" and "restricted" common voting stock of ISM, less 5% to be paid to certain consultants as reflected on Exhibits A and I.

          1.2 Delivery of Certificates by CASI Stockholders. The transfer of the CASI Shares by the CASI Stockholders shall be effected by the delivery to ISM at the Closing of stock certificates representing the transferred shares duly endorsed in blank or accompanied by stock powers executed in blank, with all signatures witnessed or guaranteed to the satisfaction of ISM and with all necessary transfer taxes and other revenue stamps affixed and acquired at the CASI Stockholders' expense.

          1.3 Further Assurances. At the Closing and from time to time thereafter, the CASI Stockholders shall execute such additional instruments and take such other action as ISM may request in order to exchange and transfer clear title and ownership in the CASI Shares to ISM.

          1.4 Resignation of Present Directors and Executive Officers and Designation of New Directors and Executive Officers. On Closing, the present directors and executive officers of ISM, William Hollingsworth, Douglas Eames and Thomas J. Howells, shall resign, in seriatim, and designate the directors and executive officers nominated by CASI to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of ISM, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

     1.5 Name Change. As soon as practicable following the Closing, the Certificate of Incorporation of ISM shall be amended to change the name of ISM to "Computer Automation Systems, Inc."

     1.6 Issuance of Shares of ISM for Cash and Services. At or prior to the Closing, 187,498 "unregistered" and "restricted" shares of common stock of ISM shall be issued to certain consultants in consideration of the sum of $100,000 and services rendered in connection with the Plan and in accordance with the Consent of Directors of ISM adopting, ratifying and approving the Plan.

                           Section 2

                            Closing

          The Closing contemplated by Section 1. 1 shall be held at the offices of Leonard W. Burningham, Esq., 455 East 500 South, Suite 205, Salt Lake City, Utah, on or before July 3 1, 1998, unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail or other courier service, conference telephone communications or as otherwise agreed by the respective parties or their duly authorized representatives.

                           Section 3

             Representations and Warranties of ISM

          ISM represents and warrants to, and covenants with, the CASI Stockholders and CASI as follows:

          3.1 Corporate Status. ISM is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary (Nevada only.) ISM is a publicly held company, having previously and lawfully offered and sold a portion of its securities in accordance with applicable federal and state securities laws, rules and regulations.

          3.2 Capitalization. The authorized capital stock of ISM consists of 15,000,000 shares of one mill ($0.001) par value common voting stock, of which 1,412,502 shares are issued and outstanding, all fully paid and non-assessable; and 5,000,000 shares of one mill ($0.001) par value preferred stock, none of which are issued and outstanding. Except as provided herein, there are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued common stock of ISM.

          3.3 Financial Statements. The financial statements of ISM furnished to the CASI Stockholders and CASI, consisting of audited financial statements for the periods ended December 31, 1997 and 1996, attached hereto as Exhibit B and incorporated herein by reference, are correct and fairly present the financial condition of ISM at such dates and for the periods involved; such statements were prepared in accordance with generally accepted accounting principles consistently applied, and no material change has occurred in the matters disclosed therein, except as indicated in Exhibit C, which is attached hereto and incorporated herein by reference. Such financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading. ISM has had no operations, as shown therein, and, as of this date has, and as of the date of closing shall have, no debts or other obligations, including, but not limited to, taxes, transfer agent fees, attorney's fees, accounting fees, rent, wages, printing or mailing costs, insurance or any other claims or liabilities, whether disclosed or undisclosed.

          3.4 Undisclosed Liabilities. ISM has no liabilities of any nature. None are reflected or reserved against in its balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due.

          3.5 Interim Changes. Since the date of its balance sheets, there have been no (1) changes in financial condition, assets, liabilities or business of ISM; (2) damages, destruction or losses of or to property of ISM, payments of any dividend or other distribution in respect of any class of stock of ISM, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock; or (3) obligations of any kind incurred as to anyone, including, but not limited to compensation, retirement benefits or other commitments to employees.

          3.6 Title to Property. ISM has good and marketable title to all properties and assets, real and personal, reflected in its balance sheets, and the properties and assets of ISM are subject to no mortgage, pledge, lien or encumbrance, and no default exists.

          3.7 Litigation. There is no litigation or proceeding pending, or to the knowledge of ISM, threatened, against or relating to ISM, its properties or business. Further, no officer, director or person who may be deemed to be an affiliate of ISM is party to any material legal proceeding which could have an adverse affect on ISM (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to ISM.

          3.8 Books and Records. From the date of this Plan to the Closing, ISM will (1) give to the CASI Stockholders and CASI or their respective representatives full access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that the CASI Stockholders and CASI or their respective representatives may inspect and audit them; and (2) furnish such information concerning the properties and affairs of ISM as the CASI Stockholders and CASI or their respective representatives may reasonably request.

          3.9 Tax Returns. ISM has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          3.10 Confidentiality. Until the Closing (and thereafter if there is no Closing), ISM and its representatives 'will keep confidential any information which they obtain from the CASI Stockholders or from CASI concerning the properties, assets and business of CASI. If the transactions contemplated by this Plan are not consummated by July 31, 1998, ISM will return to CASI all written matter with respect to CASI obtained by ISM in connection with the negotiation or consummation of this Plan.

          3.11 Investment Intent. ISM is acquiring the CASI Shares to be transferred to it under this Plan for investment and not with a view to the sale or distribution thereof, and ISM has no commitment or present intention to liquidate CASI or to sell or otherwise dispose of the CASI Shares.

          3.12 Corporate Authority . ISM has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to the CASI Stockholders and CASI or their respective representatives at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          3.13 Due Authorization. Execution of this Plan and perfon-nance by ISM hereunder have been duly authorized by all requisite corporate action on the part of ISM, and this Plan constitutes a valid and binding obligation of ISM and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of ISM.

          3.14 Environmental Matters. ISM has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of ISM. In addition, to the best knowledge of ISM, there are no substances or conditions which may support a claim or cause of action against ISM or any of its current or former officers, directors, agents or employees, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          3.15 Access to Information Regarding CASI. ISM acknowledges that it has been delivered copies of documents ISM has requested from CASI, which CASI believes to be sufficient material information respecting CASI and its present and contemplated business operations, potential acquisitions, management and other factors; ISM further acknowledges that it has had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with its legal counsel, directors and executive officers; that it has had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of CASI, and with the legal and accounting firms of CASI, with respect to such documentation; and that to the extent requested, all questions raised have been answered and documents requested have been provided to ISM to its complete satisfaction.

                           Section 4

       Representations, Warranties and Covenants of CASI

          CASI represents and warrants to, and covenants with, ISM as follows:

          4.1 CASI Shares. The CASI Stockholders are the record and beneficial owners of all of the CASI Shares listed in Exhibit A, free and clear of adverse claims of third parties; and Exhibit A correctly sets forth the names, addresses and the number of CASI Shares owned by the CASI Stockholders.

          4.2 Corporate Status. CASI is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the character or ownership of its properties makes such licensing or qualification necessary.

          4.3 Capitalization. The authorized capital stock of CASI consists of 10,000,000 shares of common voting stock, no par value, of which 1,000 shares are issued and outstanding, all ftilly paid and non-assessable. There are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any authorized and unissued capital stock of CASI.

          4.4 Financial Statements. The financial statements of CASI furnished to ISM, consisting of an unaudited balance sheet dated June 29, 1998, and a profit and loss statement from inception (February 13, 1998) to June 29, 1998, attached hereto as Exhibit D, and incorporated herein by reference, are correct and fairly present the financial condition of CASI as of these dates and for the periods involved, and such statements were prepared in accordance with generally accepted accounting principles consistently applied. To the best of CASI's knowledge, these financial statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          4.5 Undisclosed Liabilities. CASI knows of no material liabilities of any nature except to the extent reflected or reserved against in the balance sheets, whether accrued, absolute, contingent or otherwise, including, without limitation, tax liabilities and interest due or to become due, except as set forth in Exhibit E attached hereto and incorporated herein by reference.

          4.6 Interim Changes. To the best of CASI's knowledge, except as set forth in Exhibit E, there have been no (1) changes in the financial condition, assets, liabilities or business of CASI, in the aggregate, have been materially adverse; (2) damages, destruction or loss of or to the property of CASI, payment of any dividend or other distribution in respect of the capital stock of CASI, or any direct or indirect redemption, purchase or other acquisition of any such stock; or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

          4.7 Title to Property. CASI has good and marketable title to all properties and assets, real and personal, proprietary or otherwise, reflected in these balance sheets, and the properties and assets of CASI are subject to no mortgage, pledge, lien or encumbrance, except as reflected in the balance sheet or in Exhibit E, with respect to which no default exists.

          4.8 Litigation. Except as set forth in Exhibit E, there is no litigation or proceeding pending, or to the knowledge of CASI, threatened, against or relating to CASI or its properties or business, except as set forth in Exhibit E. Further, no officer, director or person who may be deemed to be an affiliate of CASI is party to any material legal proceeding which could have an adverse effect on CASI (financial or otherwise), and none is party to any action or proceeding wherein any has an interest adverse to CASI.

          4.9 Books and Records. From the date of this Plan to the Closing, CASI will (1) give to ISM and its representatives filll access during normal business hours to all of its offices, books, records, contracts and other corporate documents and properties so that ISM may inspect and audit them; and (2) famish such information concerning the properties and affairs of CASI as ISM may reasonably request.

          4.10 Tax Returns. CASI has filed all federal and state income or franchise tax returns required to be filed or has received currently effective extensions of the required filing dates.

          4.11 Confidentiality. Until the Closing (and continuously if there is no Closing), CASI, the CASI Stockholders and their representatives will keep confidential any information which they obtain from ISM concerning its properties, assets and business. If the transactions contemplated by this Plan are not consummated by July 31, 1998, CASI and the CASI Stockholders will return to ISM all written matter with respect to ISM obtained by them in connection with the negotiation or consummation of this Plan.

          4.12 Investment Intent. The CASI Stockholders are acquiring the shares to be exchanged and delivered to them under this Plan for investment and not with a view to the sale or distribution thereof, and the CASI Stockholders have no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the ISM shares. The CASI Stockholders shall execute and deliver to ISM on the Closing an Investment Letter attached hereto as Exhibit F and incorporated herein by reference, acknowledging the "unregistered" and "restricted" nature of the shares of ISM being received under the Plan in exchange for the CASI Shares, and receipt of certain material information regarding ISM.

          4.13 Corporate Authority. CASI has full corporate power and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to ISM or its representative at the Closing a certified copy of resolutions of its Board of Directors authorizing execution of this Plan by its officers and performance thereunder.

          4.14 Due Authorization. Execution of this Plan and performance by CASI hereunder have been duly authorized by all requisite corporate action on the part of CASI, and this Plan constitutes a valid and binding obligation of CASI and performance hereunder will not violate any provision of the Articles of Incorporation, Bylaws, agreements, mortgages or other commitments of CASI.

          4.15 Environmental Matters. CASI has no knowledge of any assertion by any governmental agency or other regulatory authority of any environmental lien, action or proceeding, or of any cause for any such lien, action or proceeding related to the business operations of CASI or its predecessors. In addition, to the best knowledge of CASI, there are no substances or conditions which may support a claim or cause of action against CASI or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any Hazardous Materials Regulations. "Hazardous Materials" means any oil or petrochemical products, PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous wastes, chemicals, toxic substances or related materials, including, without limitation, any substances defined as or included in the definition of
"hazardous substances ... .. hazardous wastes," "hazardous materials," or
"toxic substances" under any applicable federal or state laws or regulations. "Hazardous Materials Regulations" means any regulations governing the use, generation, handling, storage, treatment, disposal or release of hazardous materials, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act, the Resource Conservation and Recovery Act and the Federal Water Pollution Control Act.

          4.16 Access to Information Regarding ISM. CASI and the CASI Stockholders acknowledge that they have been delivered copies of what has been represented to be documentation containing all material information respecting ISM and its present and contemplated business operations, potential acquisitions, management and other factors; that they have had a reasonable opportunity to review such documentation and discuss it, to the extent desired, with their legal counsel, directors and executive officers; that they have had, to the extent desired, the opportunity to ask questions of and receive responses from the directors and executive officers of ISM, and with the legal and accounting firms of ISM, with respect to such documentation; and that to the extent requested, all questions raised have been answered to their complete satisfaction.

                           Section 5

Conditions Precedent to Obligations of CAST and the CAST Stockholders

          All obligations of CASI and the CASI Stockholders under this Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          5.1 Representations and Warranties True at Closing. The representations and warranties of ISM contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          5.2 Due Performance. ISM shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by it before the Closing.

          5.3 Officers' Certificate. CASI and the CASI Stockholders shall have been furnished with a certificate signed by the President of ISM, attached hereto as Exhibit G and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of ISM and Jenson contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit B hereto), there has been no material adverse change in the financial condition, business or properties of ISM, taken as a whole.

          5.4 Opinion of Counsel of ISM. CASI and the CASI Stockholders shall have received an opinion of counsel for ISM, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2 and 3.12 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 3.5, 3.6 or 3.7; and (3) the shares of ISM to be issued to the CASI Stockholders under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

          5.5 Assets and Liabilities of ISM. ISM shall have $100,000 in cash assets and no liabilities at Closing, and all costs, expenses and fees incident to the Plan shall have been paid.

          5.6  Resignation of Directors and Executive Officers and
Designation of New Directors and Executive Officers. The present directors and executive officers of ISM shall resign, and shall have designated nominees of CASI as directors and executive officers of ISM to serve in their place and stead, until the next respective annual meetings of the stockholders and Board of Directors of ISM, and until their respective successors shall be elected and qualified or until their respective prior resignations or terminations.

                           Section 6

           Conditions Precedent to Obligations of ISM

          All obligations of ISM under this Plan are subject, at its option, to the fulfillment, before or at the Closing, of each of the following conditions:

          6.1 Representations and Warranties True at Closing. The representations and warranties of CASI and the CASI Stockholders contained in this Plan shall be deemed to have been made again at and as of the Closing and shall then be true in all material respects and shall survive the Closing.

          6.2 Due Performance. CASI and the CASI Stockholders shall have performed and complied with all of the terms and conditions required by this Plan to be performed or complied with by them before the Closing.

          6.3 Officers' Certificate. ISM shall have been furnished with a certificate signed by the President of CASI, attached hereto as Exhibit H and incorporated herein by reference, dated as of the Closing, certifying (1) that all representations and warranties of CASI and the CASI Stockholders contained herein are true and correct; and (2) that since the date of the financial statements (Exhibit D), there has been no material adverse change in the financial condition, business or properties of CASI, taken as a whole.

          6.4 Opinion of Counsel of CASI. ISM shall have received an opinion of counsel for CASI, dated as of the Closing, to the effect that (1) the representations of Sections 4.2, 4.3 and 4.13 are correct; (2) except as specified in the opinion, counsel knows of no inaccuracy in the representations in 4.7 or 4.8; (3) the CASI Shares to be delivered to ISM under this Plan will, when so delivered, have been validly issued, fully paid and non-assessable.

          6.5 Books and Records. The CASI Stockholders or the Board of Directors of CASI shall have caused CASI to make available all books and records of CASI, including minute books and stock transfer records; provided, however, only to the extent requested in writing by ISM at Closing.

          6.6   Acceptance by CASI Stockholders. The terms of this
Plan shall have been accepted by the CASI Stockholders by execution and delivery of a copy of the Plan and related instruments.

                           Section 7

                          Termination

          Prior to Closing, this Plan may be terminated (1) by mutual consent in writing; (2) by either the sole director of ISM or CASI and the CASI Stockholders if there has been a material misrepresentation or material breach of any warranty or covenant by the other party; or (3) by either the directors of ISM or CASI and the CASI Stockholders if the Closing shall not have taken place, unless adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.
                           Section 8

                       General Provisions

          8.1 Further Assurances. At any time, and from time to time, after the Closing, each party will execute such additional instruments and take such action as may be reasonably requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

          8.2 Waiver. Any failure on the part of any party hereto to comply with any of its obligations, agreements or conditions hereunder may be waived in writing by the party to whom such compliance is owed.

          8.3 Brokers. Except as set forth in Exhibits A and I, each party represents to the other parties hereunder that no broker or finder has acted for it in connection with this Plan, and ISM agrees to indemnify and hold harmless CASI and the CASI Stockholders against any fee, loss or expense arising out of claims by brokers or finders employed or alleged to have been employed by ISM.

          8.4 Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid first class registered or certified mail, return receipt requested, as follows:

          If to ISM:          5525 South 900 East, #110
                              Salt Lake City, Utah 84117

          With a copy to:     Leonard W. Burningham, Esq.
                              455 East 500 South, #205
                              Salt Lake City, Utah 84111

          If to CASI:         1825 E. Plano Parkway, Suite 200
                              Plano, Texas 75074

          With a copy to:     M. Stephen Roberts, Esq.
                              One Riverway, Suite 1700
                              Houston, Texas 77086

          If to the CASI      To the Addresses listed in Exhibit A
          Stockholders:

          8.5 Entire Agreement. This Plan constitutes the entire agreement between the parties and supersedes and cancels any other agreement, representation, or communication, whether oral or written, between the parties hereto relating to the transactions contemplated herein or the subject matter hereof.

          8.6 Headings. The section and subsection headings in this Plan are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Plan.

          8.7 Governing Law. This Plan shall be governed by and construed and enforced in accordance with the laws of the State of Nevada, except to the extent pre-empted by federal law, in which event (and to that extent only), federal law shall govern.

          8.8 Assignment. This Plan shall inure to the benefit of, and be binding upon, the parties hereto and their successors and assigns; provided however, that any assignment by any party of its rights under this Plan without the prior written consent of the other parties shall be void.

          8.9 Counterparts. This Plan may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

                         INTERCONTINENTAL STRATEGIC
                         MINERALS, INC.

Date: 7/23/98.                 By/s/Douglas Eames
                               Douglas Eames, Vice President

                         COMPUTER AUTOMATION SYSTEMS, INC.

Date: 7/23/98.                By/s/Michael E. Cherry
                              Michael E. Cherry, President

                         COMPUTER AUTOMATION
                         SYSTEMS, INC. STOCKHOLDERS

Date: 7/23/98.                /s/Michael E. Cherry
                              Michael E. Cherry

Date: 7/23/98.                /s/Sylvia McCollum
                              Sylvia McCollum

Date: 7/23/98.                /s/Sandra Cobb
                              Sandra Cobb

                            EXHIBIT A


                                        Number of Shares of
                    Number of Shares              ISM
                          Owned of                          to be
Name and Address                  CASI                  Received in Exchange

Michael E. Cherry             700                          4,256,000
1404 Andover
Richardson, Texas 75075

Sylvia McCollum               150                            912,000
5990 Westgrove
Dallas, Texas 75248

Sandra Cobb                   150                            912,000
5990 Westgrove
Dallas, Texas 75248


          Consultants:*

          J.T. Williams                                      106,667
          4149 Bellaire, #102
          Houston, Texas 77025

          James Twedt                                        106,666
          20244 NW 94rd Ave.
          Tualatin, OR 97062

          Frank R. Neukomm                                   106,667
          6601 Kirby Drive, #600
          Houston, Texas 77005

                                                           6,400,000

     *Also, see Exhibit I.

                           EXHIBIT B


           INTERCONTINENTAL STRATEGIC MINERALS, INC.

                 AUDITED FINANCIAL STATEMENTS

        FOR THE PERIODS ENDED DECEMBER 31,1997 AND 1996

            INTERCONTINENTAL STRATEGIC MINERALS, INC.
                  [A DEVELOPMENT STAGE COMPANY]

                       FINANCIAL STATEMENTS

                    December 31, 1997 and 1996

               [WITH INDEPENDENT AUDITORS' REPORT]

                   Independent Auditors' Report


The Board of Directors and Shareholders
Intercontinental Strategic Minerals, Inc.


We have audited the balance sheets of Intercontinental Strategic Minerals, Inc. [a development stage company] as of December 31, 1997 and 1996, and the related statements of operations, stockholders' equity/(deficit), and cash flows for the years ended December 31, 1997 and 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit. The financial statements of Intercontinental Strategic Minerals, Inc. for the period from July 16, 1981 [inception] to December 31, 1990, were audited by other auditors, whose report dated January 31, 1991, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Intercontinental Strategic Minerals, Inc. as of December 31, 1997, and the results of its operations and its cash flows for the period then ended in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that Intercontinental Strategic Minerals, Inc. will continue as a going concern.
As discussed in Note 2 to the financial statements, the Company has incurred losses from inception amounting to $99,838, and has a net working capital deficit as of the audit date. These issues raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

                                          /S/Mantyla, McReynolds & Associates

                                   MANTYLA, McREYNOLDS & ASSOCIATES


Salt Lake City, Utah
February 27, 1998

            INTERCONTINENTAL STRATEGIC MINERALS, INC.
                  [A Development Stage Company]
                          Balance Sheet
                    December 31, 1997 and 1996

                              ASSETS
                                                      1997        1996

Current Assets                                     $   -0-     $    -0-
          Total Assets                             $   -0-     $    -0-


              LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities

     Payable to stockholder                        $  6,588    $ 3,367
     State franchise taxes payable                      100        100

Total Current Liabilities                             6,688      3,467
          Total Liabilities                           6,688      3,467

Stockholders' Deficit - Note 1:
     Common stock, $.0005 par value;
      authorized 200,000,000 shares; issued
      and outstanding 13,250,000                      6,625      6,625
     Additional paid-in capital                      86,525     86,525
     Deficit accumulated during the
      development stage                             (99,838)   (96,617)
          Total Stockholders' Deficit                (6,688)    (3,467)

               Total Liabilities and
                 Stockholders Deficit              $    -0-    $   -0-

          See accompanying notes to financial statements

            INTERCONTINENTAL STRATEGIC MINERALS, INC.
                  [A Development Stage Company]
                     Statements of Operations
         For the Years Ended December 31,  1997 and 1996
        And for the Period from Inception [July 16, 1981]
                    Through December 31, 1997

                                   Year Ended     Year Ended     Inception
                                    Dec. 31,       Dec. 31,     to Dec. 31,
                                      1997          1996           1997
Revenue                               -0-            -0-           -0-


General and Administrative
  Expenses                            3,121         2,547          98,982

          Operating Loss             (3,121)       (2,547)        (98,982)

Other Income (Expense)

     Interest income                   -0-           -0-              164

          Net Loss Before Taxes        -0-           -0-          (98,818)

          Income taxes                  100           100           1,020

          Net Loss                $  (3,221)     $ (2,647)     $  (99,838)

Loss per share                    $   (.01)      $   (.01)

Weighted Average Shares
  Outstanding - Note 1            13,250,000     13,250,000

                 See accompanying notes to financial statements

                    INTERCONTINENTAL STRATEGIC MINERALS, INC.
                          [A Development Stage Company]
                   Statements of Stockholders' Equity/(Deficit)
                  For the Years Ended December 31, 1997 and 1996
                and for the Period from Inception [July 16, 1981]
                            Through December 31, 1997
                                                        Deficit
                                                      Accumulated
                                          Additional   During       Net
                          Common  Common   Paid in   Development Stockholders'
                          Shares   Stock   Capital      Stage Equity/(Deficit)
Balance at Inception,
 July 16, 1981              -       $    -   $    -    $    -     $      -

Issued 3,250,000 shares of
 common stock to officers &
 directors on July 16, 1981,
 for $12,500              3,250,000    1,625   10,875                 12,500

Issued 10,000,000 share of
 common stock to the public
 for $0.01 per share     10,000,000    5,000   95,000                100,000

Less costs of public
 offering                                     (20,000)               (20,000)

Accumulated deficit
 from inception [07/16/81]
 through December 31, 1988                                 (92,500)  (92,500)

Balance,
December 31, 1988        13,250,000    6,625   85,875      (92,500)     -0-

Expenses paid on behalf
 of the company by a
 shareholder                                      550                    550

Loss for the Year Ended
 December 31, 1989                                            (793)     (793)

Balance,
December 31, 1989        13,250,000    6,625   86,425      (93,293)     (243)

Expenses paid on behalf
 of the company by a
 shareholder                                     100                     100

Loss for the Year Ended
 December 31, 1990                                           (331)      (331)

Balance,
December 31, 1990        13,250,000    6,625  86,525      (93,624)      (474)

Loss for the year ended
 December 31, 1991                                           (179)      (179)


Balance,
December 31, 1991        13,250,000    6,625  86,525      (93,803)      (653)

Loss for the Year Ended
 December 31, 1992                                           (167)      (167)

Balance,
December 31, 1992        13,250,000    6,625  86,525      (93,970)      (820)

Loss for the Year Ended
 December 31, 1993                                            -0-        -0-

Balance,
December 31, 1993        13,250,000    6,625  86,525      (93,970)      (820)

Loss for the Year Ended
 December 31, 1994                                            -0-        -0-

Balance,
December 31, 1994        13,250,000    6,625  86,525      (93,970)      (820)

Loss for the Year Ended
 December 31, 1995                                            -0-        -0-

Balance,
December 31, 1995        13,250,000    6,625  86,525      (93,970)      (820)

Loss for the Year Ended
 December 31, 1996                                         (2,647)    (2,647)

Balance,
December 31, 1996        13,250,000    6,625  86,525      (96,617)    (3,467)

Loss for the Year Ended
 December 31, 1997                                         (3,221)    (3,221)

Balance,
December 31, 1997        13,250,000  $ 6,625  $86,525   $ (99,838)  $ (6,688)

                  See accompanying notes to financial statements

            INTERCONTINENTAL STRATEGIC MINERALS, INC.
                  [A Development Stage Company]
                     Statements of Cash Flows
         For the Years Ended December 31,  1997 and 1996
        And for the Period From Inception [July 16, 1981]
                    Through December 31, 1997
                                                            Inception
                                 Year Ended   Year Ended       to
                                  12/31/97     12/31/96       12/31/97
Cash Flows from Operating
  Activities:
     Net Loss                   $  (3,221)   $ (2,647)     $ (99,838)
     Adjustments to reconcile
      net loss to net cash
      provided by/(used for)
      operating activities:
      Expenses paid on behalf
       of company by a
       shareholder                  3,221       3,367          7,238
      Increase (decrease)in
       franchise taxes payable        -0-        (720)           100

        Net Cash Used in
          Operating Activities        -0-         -0-        (92,500)

Cash Flows From Financing
  Activities:

     Proceeds from issuance of
       common stock                   -0-         -0-         92,500

Net Increase (Decrease) in cash       -0-         -0-           -0-

Beginning Cash                        -0-         -0-           -0-

Ending Cash                     $     -0-     $   -0-      $    -0-

Supplemental Disclosure of
Cash Flow Information
Cash paid during the period
  for interest                  $     -0-     $   -0-      $    -0-
  for taxes                     $     -0-     $   -0-      $    -0-

             See accompanying notes to financial statements

                 INTERCONTINENTAL STRATEGIC MINERALS, INC.
                       [A Development Stage Company]
                       Notes to Financial Statements
                             December 31, 1997

Note 1    Summary of Significant Accounting Policies

          (a) Organization and History:

          The Company incorporated under the laws of the State of Utah on July 16, 1981, under the name of Intercontinental Strategic Minerals, Inc.

          The Company was formed primarily for the purpose of engaging in the business of acquiring interests in mining properties for exploration, development and/or resale and otherwise buying, selling, trading and dealing with natural resource properties. In 1983, all assets and liabilities were liquidated and the Company has had no activity since then. The Company is currently seeking new business opportunities and is classified as a development stage company for financial reporting purposes.

          (b) Basis of Presentation:

          The accompanying financial statements have been prepared on a going concern basis which contemplates the realization of assets and the satisfaction of liabilities and commitments in the normal course of business. The Company plans to seek additional capital to continue as a going concern through merger or acquisition of existing companies.

          (c) Loss per Share:

          Loss per share of common stock is based on the weighted average number of shares issued and outstanding.

          (d) Provision for Taxes:

          No provision for federal income taxes has been made due to the Company's dormant status for the years after December 31, 1988. State franchise taxes have been accrued at the minimum amounts required by the state of Utah, along with penalties and interest due.

          (e)  Use of Estimates in Preparation of Financial Statements:

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

          (f) Statement of Cash Flows

          For purposes of the statements of cash flows, the Company considers cash on deposit in the bank to be cash. The Company has $0 cash at December 31, 1997.

Note 2    Liquidity

          The Company has incurred losses from inception amounting to $99,838, and has a net working capital deficit at December 31, 1997. Financing the Company's activities to date has been primarily generated from the issuance of its shares and loans from shareholders. The Company's ability to achieve a level of profitable operations and/or additional financing impacts the Company's ability to continue as it is presently organized. Management is currently seeking a well-capitalized merger candidate in order to commence operations.

Note 3    Related Party Transactions

          A stockholder has paid expenses on behalf of the Company in the amount of $6,588, as of December 31, 1997.

Note 4    Common Stock

          On January 14, 1998, the Company resolved to issue 15,000,000 restricted and unregistered shares of common stock to a shareholder as consideration for expenses paid on behalf of the Company and for consulting services.

                           EXHIBIT C


          None.

                           EXHIBIT D


               COMPUTER AUTOMATION SYSTEMS, INC.

               BALANCE SHEET DATED JUNE 29,1998
                              AND
  PROFIT AND LOSS STATEMENT FROM INCEPTION (February 13,1998)
                        TO JUNE 29,1998

                    Computer Automation Systems, Inc.

                             Balance Sheet
                         As of June 29, 1998
                                                    Jun 29,'98
    ASSETS
              Current Assets
                Checking/Savings
                  WELLS FARGO BANK                    445.00
                Total Checking/Savings                445.00

                Accounts Receivable                38,495.13
                  Accounts Receivable
                Total Accounts Receivable          38,495.13

                Other Current Assets
                  Inventory Asset                   4,514.45
                Total Other Current Assets          4,514.45

                Total Current Assets               43,454.58
                  Fixed Assets
                    Equipment CA                  233,287.83
                    Office Equipment                4,909.48
                Total Fixed Assets                238,197.31

                Other Assets
                    Inventory                       2,300.20
                    Organization Cost                 310.00

                Total Other Assets                  2,610.20

                TOTAL ASSETS                      284,262.09

    LIABILITIES & EQUITY
              Liabilities
                Current Liabilities
                  Accounts Payable
                    Accounts Payable               11,973.15
                  Total Accounts Payable           11,973.15
                Total Current Liabilities          11,973.15

                Long Term Liabilities
                    Equipment Contract              8,287.83
                    Shareholder Loan CM            57,443.12
                    Shareholder Loans Cherry       10,918.97
                Total Long Term Liabilities        16,649.92
              Total Liabilities                    88,623.07

              Equity
                Common Stock                        1,000.00
                Paid In Capital                   225,000.00
                Net Income                        -30,360.98
              Total Equity                        195,639.02
                TOTAL LIABILITIES & EQUITY        284,262.09

                        Computer Automation Systems, Inc.
                                Profit and Loss
                      February 13 through June 29, 1998

                                                       Feb 13 - Jun 29, '98
            Ordinary Income/Expense
               Income
                      OTHER                                      2,834.00
                      RACKMOUNT                                 46,569.00
                      REPAIRS& SERVICE CA                       18,243.00
               Total Income                                     67,646.00
               Cost of Goods Sold
                Cost of Goods Sold
                   Contracted Manufacturer             533.80
                   Freight                             185.76
                   Purchased Parts                  31,439.46
                   Cost of Goods Sold - Other            0.00
                Total Cost of Goods Sold                        32,159.02
               Total COGS                                       32,159.02

             Gross Profit                                       35,486.98

             Expense
               AIR TRAVEL                                          356.00
               CONTRACTED SERVICES                              58,513.07
               Legal Fees                                        2,500.00
               MEALS & PROMOTION                                    44.00
               OFFICE SUPPLIES                                   1,610.41
               POSTAGE                                             419.82
               TELEPHONE                                         2,404.66
             Total Expense                                      65,847.96
            Net Ordinary income                                -30,360.98
            Other Income/Expense
             Other Expense
               contract Services                                     0.00
             Total Other Expense                                     0.00
            Net Other Income                                         0.00
          Net Income                                           -30,360.98

                           EXHIBIT E

                              LAW OFFICES OF
                       FRANKLIN HARRIS HYTKEN, P.C.
                       16960 DALLAS PARKWAY. SUITE 1000
                          DALLAS, TEXAS 75248-1937

NICHOLAS C. WISEMAN                                   (972)713-8083
                                                  FAX (972) 713-8790

                              MAY 22, 1998
To Whom It may Concern:

     I represent Mike Cherry and Computer Automation Systems, Inc. Mike asked me to write regarding his ownership interest in Computer Automation Systems, Inc. and the litigation involving Cytec Software Systems, Inc.

     Currently, Mr. Cherry has filed a lawsuit against Cytec Software
Systems, Inc. and Oscar De Leon, who is the President of Cytec. This lawsuit alleges that Cytec is illegally holding computer repair parts, etc. belonging to Mr. Cherry. Recently, Mr. De Leon filed a general denial of Mr. Cherry's lawsuit without including any counterclaims against Mr. Cherry or any other person or entity. To date, Cytec has not responded to the lawsuit and has not filed a counterclaim against Mr. Cherry or any other person or entity.

      Based on my conversations with Mr. Cherry, Cytec and Mr. De Leon are illegally holding on to computer repair equipment, computer control equipment, parts, plans, specification and other computer related items which were owned by Mr. Cherry. This fact has been corroborated by Robert A. Lloyd who is the former Chief Financial Officer of Computer Automation Services, Inc. and who sold Mr. Cherry these assets. I anticipate that the testimony in lawsuit will further corroborate Mr. Cherry's position and he will eventually recover his assets.

                              Sincerely,


                              /s/ Nicholas C. Wiseman

                        CAUSE NO.

                                                       IN THE DISTRICT COURT
 MICHAEL CHERRY
    Plaintiff,
                                                       DALLAS COUNTY, TEXAS

CYTEC SOFTWARE SYSTEMS, INC
and OSCAR DE LEON
    Defendants                                         JUDICIAL DISTRICT

                  PLAINTIFF'S ORIGINAL PETITION

T0 THE HONORABLE JUDGE OF SAID COURT:

     COMES NOW, Michael Cherry (Plaintiff) in the above entitled and numbered cause, complaining of Cytec Softvare Systems, Inc. and Oscar De Leon (Defendants) for cause of action file this his Plaintiff's Original Petition, and would respectfully show the Court as follows:

                                    I.
                                 PARTIES

PLAINTIFF:

1.1 Plaintiff is an individual residing in Dallas, Dallas County, Texas.

DEFENDANT.

2.1 Cytec Software Systems, Inc. is a Texas corporation doing business in Dallas, Dallas County, Texas and may be served by and through its registered agent for service at:

1311 East 7th Street, Austin, Texas 79702.

3.1 Oscar De Leon is on individual who may be served at:

10877 Sanden Drive, Dallas, Texas 75238.

                                  II.
                            FACTUAL SUMMARY

2.1 On or about May 27, 1994, Plaintiff agreed to begin a.business association with Defendants. Plaintiff among other things, would bring to Defendants specialized knowledge, proprietary business information, parts and equipment and personnel so that he and Defendants could manufacture and service electronic equipment and other related goods. Defendant among other things, were to provide funding for the now business activities.

2.2 This association between, Mike Cherry and Defendants was based, among other things, on representations and promises by Oscar De Leon, individually and as the president of Cytec Software Systems, Inc., including but not limited to, that Mike Cherry would be granted a fifty (50%) percent ownership interest in Cytec Software Systems, Inc. Mike Cherry reasonably relied upon the representations of Cytec Software Systems, Inc. and/or Oscar De Leon and the information they gave him about the business in deciding to acquire the fifty (50%) percent interest in Cytec Software Systems, Inc. and moving his manufacturing and repair activities to Cytec Software Systems. Inc.

2.3 Pursuant to the agreement, Mike Cherry brought the specialized knowledge, proprietary business information, parts and electronic equipment and personnel, that he bad promised. The electronic equipment and parts were used in the new business but the title was never transferred and to this day remains with Mike Cherry.

2.4 In February of 1998, Oscar De Leon ordered Mike Cherry off Cytec Software Systems, Inc's Premises. Since that time, despite repeated efforts to retrieve his electronic equipment, Cytec Software Systems, Inc. and Oscar De Leon have refused to return the equipment over to Mike Cherry and have refused to give him the stock certificate that was promised.

                            CAUSE OF ACTION

Defendants made false promises to transfer stock to Plaintiff. Defendant's promises were material and made with the intention to induce Defendant to join their business association. Defendants made their promises with the intention of never fulfilling them. Plaintiff relied on Defendants promises when he agreed to do business with them. As such, Defendants' conduct is a fraudulent stock transaction and a violation of sec 27.01 of the Texas Business and Commerce Code. Defendants' conduct is also common law fraud.

                                 VI.
                             CONVERSION
4.1 Defendants' unauthorized aud illegal refusal to return Plaintiff's electronic equipment and repair parts constitutes a conversion of Plaintiff's property.

                                 V.
                              DAMAGES

5.1 Plaintiff has suffered damages in excess of the jurisdictional limits of the Court.

                                VI.
                         EXEMPLARY DAMAGES
6.1 Plaintiff further alleges that by reason of the fact the Defendant knew that the representations described above were false at the time they were made, the representations were willful and malicious and constitute conduct for which the law allows the imposition of exemplary damages. In this connection, Plaintiff will show that he has incurred significant expenses, including attorney's fees, in the investigation and prosecutiou of this action. Accordingly, Plaintiff requests that exemplary damages be awarded against the Defendants in a sum which exceeds the minimum, jurisdictional limits of the Court.

      Wherefore, promises considered, Plaintiff prays that it have judgment against Defendants for Plaintiff's actual damages, costs of court, attorney's fees, prejudgment and post judgment interest as provided by law, exemplary damages and any other and further relief both in law and in equity to which Plaintiff may show himself justly entitled.

                                                 Respectfully submitted

                                                  NICHOLAS C. WISEMAN
                                                  Bar Card No. 00792922
                                                  FRANKLIN HARRIS HYTKEN, P.C.
                                                  16950 Dallas Parkway
                                                  Suite 1000
                                                  Dallas, Texas 75248-1937
                                                  Telephone (972) 713-8083
                                                  Fax (972) 713-8790

                                                  ATTORNEY FOR THE PLAINTIFF

                           EXHIBIT F


Intercontinental Strategic Minerals, Inc.
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re:       Exchange of shares of Computer Automation Systems,
          Inc., a Texas corporation ("CASI"), for shares of Intercontinental Strategic Minerals, Inc., a Nevada corporation ("ISM" or the "Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain Agreement and Plan of Reorganization (the "Plan") between the undersigned, CASI, the other stockholders of CASI and ISM, I acknowledge that I have approved this exchange; that I am aware of all of the terms and conditions of the Plan; that I have received and personally reviewed a copy of the Plan and any and all material documents regarding the Company, including, but not limited to Articles of Incorporation, Bylaws, minutes of meetings of directors and stockholders and financial statements. I represent and warrant that I have sufficient knowledge and experience to understand the nature of the exchange and am fully capable of bearing the economic risk of the loss of my entire cost basis.

          I further understand that immediately prior to the completion of the Plan, ISM had no assets and no liabilities, of any measurable value, and that in actuality, the completion of the Plan and the exchange of my shares of CASI for shares of ISM results in a decrease in the actual percentage of ownership that my shares of CASI represented in CASI prior to the completion of the Plan.

          I understand that you have and will make books and records of your Company available to me for my inspection in connection with the contemplated exchange of my shares, options or warrants, and that I have been encouraged to review the information and ask any questions I may have concerning the information of any director or officer of the Company or of the legal and accounting firms for the Company. I understand that the accountant for the Company is Mantyla, McReynolds & Associates, 5872 South 900 East, #250, Salt Lake City, Utah 84121, Telephone (801) 269-1818; and that legal counsel for ISM is Leonard W. Burningham, Esq., 455 East 500 South, #205, Salt Lake City, Utah 84111, Telephone (801) 3637411. 1 further understand that, upon the completion of the Plan, no accountant, attorney, employee or consultant will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

          I also understand that I must bear the economic risk of ownership of any of the ISM shares for a long period of time, the minimum of which will be one (1) year, as these shares are "unregistered" shares and may not be sold unless any subsequent offer or sale is registered with the United States Securities and Exchange Commission or otherwise exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), or other applicable laws, rules and regulations.


          I intend that you rely on all of my representations made herein and those in the personal questionnaire (if applicable) I provided to CASI for use by ISM as they are made to induce you to issue me the shares of ISM under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance on one or more personal representatives), and agree as follows, to-wit:

          1 . That the shares being acquired are being received for investment purposes and not with a view toward further distribution;

          2. That I have a full and complete understanding of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I understand the meaning of "unregistered" shares and know that they are not freely tradeable;

          4. That any stock certificate issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment, hypothecation or other disposition unless it can be made in accordance with applicable laws, rules and regulations;

          5. I agree that the stock transfer records of your Company shall reflect that I have requested the Company not to effect any transfer of any stock certificate representing any of the shares being acquired unless I shall first have obtained an opinion of legal counsel to the effect that the shares may be sold in accordance with applicable laws, rules and regulations, and I understand that any opinion must be from legal counsel satisfactory to the Company and, regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being acquired except as may be pursuant to any applicable laws, rules and regulations;

          7. I fully understand that my shares which are being exchanged for shares of the Company are "risk capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also understand that without approval of counsel for ISM, all shares of ISM to be issued and delivered to me in exchange for my shares of CASI shall be represented by one certificate only and which such certificate shall be imprinted with the following legend or a reasonable facsimile thereof on the front and reverse sides thereof:

          The shares, options or warrants of stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold or otherwise transferred unless compliance with the registration provisions of such Act has been made or unless availability of an exemption from such registration provisions has been established,, or unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting stockholder setting forth all relevant facts relating to the request. ISM will attempt to accommodate any stockholders' request where ISM views the request is made for valid business or personal reasons so long as in the sole discretion of ISM, the granting of the request will not facilitate a "public" distribution of unregistered shares of ISM.

          You are requested and instructed to issue a stock certificate as follows, to-wit:

          ___________________________________________________
          (Name(s) and Number of Shares)

          ___________________________________________________
          (Address)

          ___________________________________________________
          (City, State and Zip Code)

          If joint tenancy with full rights of survivorship is desired, put the initials JTRS after your names.

          Dated this day of ______ day of _________________________, 1998.

                              Very truly yours,


                              /s/Michael E. Cherry

                         /s/Sandra C. Cobb

                          /s/Sylvia A. McCollum

                            EXHIBIT G

               CERTIFICATE OF OFFICER PURSUANT TO

              AGREEMENT AND PLAN OF REORGANIZATION


          The undersigned, the President of Intercontinental Strategic Minerals, Inc., a Nevada corporation ("ISM"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between ISM and Computer Automation Systems, Inc., a Texas corporation ("CASI"), and the CASI Stockholders, to-wit:

          1 . That the undersigned, William Hollingsworth, is the President of ISM and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to CASI and the CASI Stockholders;

                 2. Based upon the personal knowledge, information and belief of the undersigned and opinions of counsel for ISM regarding the Plan:

                (i) All representations and warranties of ISM contained within the Plan are true and correct;

               (ii) ISM has complied with all terms and provisions required of it pursuant to the Plan; and

              (iii) There have been no material adverse changes in the financial position of ISM as set forth in its financial statements for the periods ended December 31, 1997 and 1996, except as set forth in Exhibit C to the Plan.

                                   INTERCONTINENTAL STRATEGIC
                                   MINERALS, INC.


                         By/s/Douglas Eames
                               Douglas Eames, Vice President

                           EXHIBIT H

               CERTIFICATE OF OFFICER PURSUANT TO

              AGREEMENT AND PLAN OF REORGANIZATION



          The undersigned, the President of Computer Automation Systems, Inc., a Texas corporation ("CASI"), represents and warrants the following as required by the Agreement and Plan of Reorganization (the "Plan") between CASI, the CASI Stockholders and Intercontinental Strategic Minerals, Inc., a Nevada corporation ("ISM"), to-wit:

          1 . That he is the President of CASI and has been authorized and empowered by its Board of Directors to execute and deliver this Certificate to, ISM;

          2.   Based on his personal knowledge, information, belief.


                (i) All representations and warranties of CASI contained within the Plan are true and correct;

               (ii) CASI has complied with all terms and provisions required of it pursuant to the Plan; and

              (iii) There have been no material adverse changes in the financial position of CASI as set forth in its unaudited balance sheet dated June 29, 1998, and a profit and loss statement from inception (February 13, 1998) to June 29, 1998, except as set forth in Exhibit E to the Plan.

                                   COMPUTER AUTOMATION SYSTEMS, INC.


                                   By/s/Michael E. Cherry
                                        Michael E. Cherry, President

                            EXHIBIT I

                        Consultant Shares


                                                       Shares

          J. T. Williams                                  106,667
          4149 Bellaire #102
          Houston, Texas 77005

          James Twedt                                     106,666
          20244 NW 93rd Ave.
          Tualatin, OR 97062

          Frank R. Neukomm                                106,667
          6601 Kirby Drive, #600
          Houston, Texas 77005